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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 4, 2006

                                AMERIANA BANCORP
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               (Exact name of registrant as specified in charter)

       Indiana                         0-18392                  35-1782688
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(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)

               2118 Bundy Avenue, New Castle, Indiana 47263-1048
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (765) 529-2230
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                                 Not Applicable
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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01   OTHER EVENTS
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     On December 4, 2006, Ameriana Bancorp (the "Company"), the holding company for Ameriana Bank, SB, announced that the Company's Board of Directors approved the establishment of a commercial loan production office in Hamilton County, Indiana, and the expansion of Ameriana's banking center in Greenfield, Indiana.

     On December 4, 2006, the Board of Directors also declared a regular quarterly cash dividend of $0.04 per share. The quarterly dividend is payable on January 5, 2007, to all shareholders of record as of December 15, 2006. For more information, reference is made to the Company's press release dated December 4, 2006, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
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       (d)  Exhibits

            Number            Description
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            99.1              Press Release dated December 4, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERIANA BANCORP



Dated: December 5, 2006          By:   /s/ Bradley L. Smith
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                                        Bradley L. Smith
                                        Senior Vice President, Treasurer and
                                        Chief Financial Officer